UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 1, 2015

EXPEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37429	20-2705720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 108th Avenue NE,

Bellevue, Washington 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 1, 2015, Expedia, Inc. (the “Company”) intends to commence the distribution of a confidential preliminary offering memorandum (the “Offering Memorandum”) to potential investors relating to a proposed private offering by the Company (the “Offering”), subject to market and other conditions, of senior unsecured notes (the “Notes”). If the Offering is consummated, Expedia expects to use the net proceeds from the Offering to fund a portion of the cash consideration payable in connection with its previously announced proposed acquisition of HomeAway, Inc. (“HomeAway”) and/or refinance existing HomeAway indebtedness and for other general corporate purposes.

The Company is furnishing under this Item 7.01 the information included in Exhibit 99.1 (Summary Unaudited Pro Forma Condensed Combined Financial Data and Unaudited Pro Forma Condensed Combined Financial Statements), which information is excerpted from the Offering Memorandum.

On December 1, 2015, the Company issued a press release announcing the Company’s intent to commence the Offering. A copy of the press release is attached hereto as Exhibit 99.2.

The Notes will be offered and sold only to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the Exhibits) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements reflect views and assumptions regarding expectations and projections about future events and are based on currently available information. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” and “believes,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income/(loss), earnings per share and other measures of results of operations and the prospects for future growth of our business. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

Actual results and the timing and outcome of events may differ materially from those expressed or implied in these forward-looking statements for a variety of reasons, including, but not limited to: an increasingly competitive global environment; risks related to our dynamic industry; changes in search engine algorithms and dynamics or other traffic-generating arrangements; our failure to maintain and expand our relationships and contractual agreements with travel suppliers or travel distribution partners; our failure to maintain and expand our brand awareness or increased costs to do so; our failure to invest in and adapt to technological developments or industry trends; risks related to our acquisitions, investments or significant commercial arrangements; risks related to our operations in international markets, including China; our failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; application of existing tax laws, rules or regulations; amendments to existing tax laws, rules or regulations or enactment of new unfavorable tax laws, rules or regulations; adverse outcomes in legal proceedings to which we are a party; declines or disruptions in the travel industry; payments-related and fraud risks; fluctuations in foreign exchange rates; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary or desirable; system interruption, security breaches or lack of redundancy in our information systems; our failure to comply with governmental regulation and other legal obligations related to our processing, storage and use of personal information, payment card information and other consumer data; failure to retain or motivate key personnel or hire, retain and motivate qualified personnel, including senior management; changes in control of Expedia; management and director conflicts of interest; risks related to actions taken by our business partners and third party service providers, including failure to comply with our requirements or standards or the requirements or standards of governmental authorities, or any cessation of their operations; risks related to the failure of counterparties to perform their financial obligations; risks related to our long-term indebtedness; our inability to effectively operate our businesses due to restrictive covenants in the agreements governing our indebtedness; our failure to protect our intellectual property or proprietary information from copying or use by others, including potential competitors; the ability of Expedia and HomeAway to consummate the HomeAway acquisition on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the HomeAway acquisition; the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Expedia to successfully integrate HomeAway’s operations; the ability of Expedia to implement its plans, forecasts and other expectations with respect to HomeAway’s business after the completion of the transaction and realize expected synergies; and other risks detailed in Expedia’s public filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014 and subsequent Forms 10-Q, and HomeAway’s public filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014 and subsequent Forms 10-Q.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report on Form 8-K may not in fact occur. Accordingly, you should not place undue reliance on those statements. Except as required by law, we undertake no obligation, and do not intend, to publicly or otherwise update or revise any forward-looking statement or other statement in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results express or implied by these forward-looking statements will not be realized.

Other Important Information

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the registration statement and the exchange offer materials that Expedia and its acquisition subsidiary have filed with the U.S. Securities and Exchange Commission (“SEC”). THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 FILED BY HOMEAWAY CONTAIN IMPORTANT INFORMATION. HOMEAWAY STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS (AS THEY MAY BE AMENDED FROM TIME TO TIME) CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HOMEAWAY SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, are available to all holders of HomeAway common stock at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Expedia’s Investor Relations department at (425) 679-3759 or D.F. King & Co., Inc., the information agent for the exchange offer, at (800) 622-1573.

In addition to the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, Expedia and HomeAway file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Expedia and HomeAway at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Expedia and HomeAway’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Excerpt from Offering Memorandum dated December 1, 2015 (Summary Unaudited Pro Forma Condensed Combined Financial Data and Unaudited Pro Forma Condensed Combined Financial Statements).

99.2	Press Release, dated December 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Name:	Robert J. Dzielak
Title:	Executive Vice President, General Counsel and Secretary

Dated:	December 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt from Offering Memorandum dated December 1, 2015 (Summary Unaudited Pro Forma Condensed Combined Financial Data and Unaudited Pro Forma Condensed Combined Financial Statements).

99.2	Press Release, dated December 1, 2015.